File No. 33-23512, 811-5629
                                                      Filed under Rule 497(e)
The GCG Trust


         Statement of Additional Information Supplement

                        November 25, 1997

                             to the

      Statement of Additional Information dated May 1, 1996

                              for

                          The GCG Trust

     Each Series may be categorized as to its market capitalization make-up ("large cap," mid cap" or "small cap") with regard to the market capitalization of the issuers whose securities it holds. A Series average or median market capitalization may also be cited. Certain other statistical measurements may be used to provide measures of a Series' characteristics. Some of these statistical measures include without limitation: median or average P/E ratios, duration and beta. Median and average P/E ratios are measures describing the relationship between the price of a Series' various securities and their earnings per share. Duration is a weighted-average term-to-maturity of the bond's cash flows, the weights being the present value of each cash flow as a percentage of the bond's full price. Beta is a historical measure of a portfolio's market risk; a Beta of 1.10 indicates that the portfolio's returns tended to be 10% higher (lower) than the market return during periods in which market returns were positive (negative).